WaMu Mortgage Pass-Through Certificates, Series 2003-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

New Issue Marketing Materials

$450,580,300 (Approximate)

WaMu Mortgage Pass-Through Certificates,
Series 2003-AR2

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank FA
Servicer

Bear, Stearns & Co. Inc.
Lead and Sole Underwriter

All statistical Information is preliminary and based upon Information as of February 1, 2003, 2003.

February 19, 2003

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Bear, Stearns & Co. Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns & Co. Inc. Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                             $450,580,300 (Approx.)
            WaMu Mortgage Pass-Through Certificates, Series 2003-AR2
               5/1 Hybrid ARM Mortgage Loans (1-Year CMT Indexed)

---------------------------------------------------------------------------------------------------------------------------
                                 Expected        Credit       Interest
                                 Ratings       Enhancement      Rate     Collateral                      Certificate
Class   Certificate Size (1)   S&P/Moody's   Percentage (2)     Type        Type      Index Type            Type
---------------------------------------------------------------------------------------------------------------------------
                                                  PUBLICLY OFFERED CERTIFICATES
---------------------------------------------------------------------------------------------------------------------------
A-1        $347,887,900          AAA/Aaa          6.00%         WAC(3)   5/1 Hybrid   1-Year CMT     Senior Pass-Through
---------------------------------------------------------------------------------------------------------------------------
A-2        $ 78,000,000          AAA/Aaa          6.00%         WAC(4)   5/1 Hybrid   1-Year CMT     Senior Pass-Through
---------------------------------------------------------------------------------------------------------------------------
 X             Notional(5)       AAA/Aaa          6.00%       Fixed(5)   5/1 Hybrid   1-Year CMT     Senior Interest Only
---------------------------------------------------------------------------------------------------------------------------
M-1        $ 14,045,200          AA+/Aaa          2.90%         WAC(6)   5/1 Hybrid   1-Year CMT    Sr. Mezz. Pass-Through
---------------------------------------------------------------------------------------------------------------------------
B-1        $  5,210,400          AA/Aa2           1.75%         WAC(6)   5/1 Hybrid   1-Year CMT   Subordinate Pass-Through
---------------------------------------------------------------------------------------------------------------------------
B-2        $  3,624,600           A/A2            0.95%         WAC(6)   5/1 Hybrid   1-Year CMT   Subordinate Pass-Through
---------------------------------------------------------------------------------------------------------------------------
B-3        $  1,812,200         BBB/Baa2          0.55%         WAC(6)   5/1 Hybrid   1-Year CMT   Subordinate Pass-Through
---------------------------------------------------------------------------------------------------------------------------
                                                 PRIVATELY OFFERED CERTIFICATES
---------------------------------------------------------------------------------------------------------------------------
B-4        $  1,132,700           BB/NR           0.30%         WAC(6)   5/1 Hybrid   1-Year CMT   Subordinate Pass-Through
---------------------------------------------------------------------------------------------------------------------------
B-5        $    679,600           B/NR            0.15%         WAC(6)   5/1 Hybrid   1-Year CMT   Subordinate Pass-Through
---------------------------------------------------------------------------------------------------------------------------
B-6        $    679,696         Not Rated           --          WAC(6)   5/1 Hybrid   1-Year CMT   Subordinate Pass-Through
---------------------------------------------------------------------------------------------------------------------------

(1)  The Certificates Sizes are approximate and subject to a +/- 10% variance.

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

(3) The Class A-1 Certificates will have a certificate interest rate equal to the Weighted Average Pass-Through Rate of the Mortgage Loans. The initial certificate interest rate for the Class A-1 Certificates is expected to be 4.869%.

(4) Up to and including the Distribution Date December 2007, the Class A-2 Certificates will have a certificate interest rate equal to the Weighted Average Pass-Through Rate of the Mortgage Loans minus 0.639%. After the Distribution Date in December 2007 the Class A-2 Certificates will bear interest at the Weighted Average Pass-Through Rate of the Mortgage Loans. The initial certificate interest rate for the Class A-2 Certificates is expected to be 4.230%.

(5) Up to and including the Distribution Date December 2007, the Class X Certificates will bear interest at a fixed rate equal to 0.639% based on a notional balance equal to the current principal balance of the Class A-2 Certificates. After the Distribution Date in December 2007, the Class X Certificates will bear no interest.

(6) The Class M and Class B Certificates will have a certificate interest rate equal to the Weighted Average Pass-Through Rate of the Mortgage Loans. The initial certificate interest rate for the Certificates is expected to be 4.869%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Depositor/Master Servicer:   Washington Mutual Mortgage Securities Corp.

Servicer:                    Washington Mutual Bank, FA

Underwriter:                 Bear, Stearns & Co., Inc.

Trustee:                     Deutsche Bank National Trust Company

Cut-off Date:                February 1, 2003

Closing Date:                February 24, 2003

Security Settle Date:        February 28, 2003

Rating Agencies:             Moody's Investors Service, Inc., Standard & Poor's,
                             a division of The McGraw-Hill Companies, Inc.
                             and/or FitchRatings, Inc.

Legal Structure:             REMIC

Optional Call:               5% cleanup call (aggregate portfolio)

Distribution Date:           25th of each month or next business day, commencing
                             February, 2003.

Form of Registration:        The Offered Certificates will be issued in
                             book-entry form through DTC and can be made available through Clearstream and Euroclear.

ERISA: The Class A, X, M-1, B-1, B-2 and B-3 Certificates are expected to be ERISA eligible subject to limitations set forth in the final prospectus supplement. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

SMMEA: The Class A, X, M-1 and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Interest Accrual Period:     The interest accrual period on the Certificates for
                             a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). On the Closing Date, the price to be paid by investors for the Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (23 days).

Advancing Obligation:        The Master Servicer is obligated to advance
                             delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:       On each Distribution Date, the Master Servicer is
                             obligated to remit an amount equal to the lesser of
                             (1) any shortfall for the previous month's interest collections resulting from Payoffs made from the 15th day of the calendar month preceding the Distribution Date to the last day of the month and
                             (2) the applicable monthly master servicing fee and any reinvestment income realized by the Master
                             Servicer relating to Payoffs made during the Prepayment Period and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.

Collateral Description:      As of the Cut-off Date, the aggregate principal
                             balance of the Mortgage Loans described herein is approximately $453 million with an average balance of approximately $672,214. The Mortgage Loans are non-convertible, adjustable rate One-Year CMT indexed Mortgage Loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan (the
                             "5/1 ARM").

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                             Each mortgage loan is either 1) interest only for the first five years and then converts to fully-amortizing over the remaining term of the loan or 2) is fully-amortizing for the original term of the loan. The Mortgage Loans are secured by first liens on one- to four-family residential properties. Below are the approximate assumed general characteristics of the Mortgage Loans as of February 1, 2003:

         Loan             % of   Gross    Net     WAM     Gross    Net      Rate    Roll
         Type             Pool    WAC     WAC    (mos)   Margin   Margin    Caps   (mos)
----------------------------------------------------------------------------------------
5/1 CMT - Fully Amort.   21.29%  5.425%  4.999%   358     2.752%   2.325%  5/2/5     58
----------------------------------------------------------------------------------------
5/1CMT - Interest Only   78.71%  5.260%  4.833%   358     2.749%   2.323%  5/2/5     58
----------------------------------------------------------------------------------------
        Total:           100.0%  5.295%  4.869%   358     2.750%   2.323%            58
----------------------------------------------------------------------------------------

                             Approximately 79% (by principal balance) of the mortgage pool allows for payments of interest only for a term equal to the initial fixed period of the mortgage loan. After such interest only period, such mortgage loan's balance will fully amortize over it's remaining term.

                             Approximately 16% of the mortgage pool will be subject to prepayment penalties if the borrower prepays their mortgage loan in full. Generally, if the borrower repays their loan in any of years one, two or three after origination they would be required to pay an additional 3%, 2% and 1%, respectively. Certificateholders are not entitled to the prepayment penalties.

                             NOTE: the information related to the Mortgage Loans described herein is preliminary and is meant to reflect information as of the Cut-off Date. It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Credit Enhancement:          Credit Enhancement for the Certificates will be
                             provided by a senior/subordinate shifting interest structure. The Class B Certificates provide credit enhancement for the Class A and Class M
                             Certificates. In addition, the Class M Certificates provide additional support for the Class A
                             Certificates.

Cash-Flow Description:       Distributions on the Certificates will be made on
                             the 25th day of each month (or next business day).
                             The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                             Available Funds:

                             1. Payment of interest to the holders of the Class A and Class X Certificates at a rate equal to their respective Certificate Interest Rate (as described on the cover page hereof);

                             2. Payment of principal to the holders of the Class A Certificates in an amount equal to the Senior Principal Distribution Amount.

                             3. Payment of interest and principal sequentially to the Mezzanine and Subordinate Certificates in order of their numerical class designations, beginning with the Class M-1 Certificates and then the Class B-1 Certificates, so that each such Class shall receive (a) accrued and unpaid interest at the related Certificate Interest Rate (as described in note 6 to the table on Page 2), and (b) principal in an amount equal to such class' pro rata share of the Subordinate Principal Distribution Amount.

                             The Senior Principal Distribution Amount will generally be comprised of the Senior Certificates' pro rata share of scheduled principal payments due with respect to such Distribution Date and the Senior Certificates' share of unscheduled principal for such Distribution Date as described below in "Shifting Interest."

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                             The Subordinate Principal Distribution Amount for each Distribution Date will generally be comprised of the pro rata share for the Subordinate (including the Mezzanine) classes of scheduled principal due with respect to such Distribution Date and the portion of unscheduled principal for such Distribution Date not allocated to the Senior Certificates.

Shifting Interest:           The Senior Certificates will be entitled to receive
                             100% of the prepayments on the Mortgage Loans up to and including February 2010. The Senior Prepayment
                             Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the Mezzanine and
                             Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the Mezzanine and Subordinate Certificates does not exceed 50% and
                             (ii) cumulative realized losses for the Mortgage
                             Loans do not exceed 30%, 35%, 40%, 45% or 50% of the aggregate principal balance of the Mezzanine and Subordinate Certificates as of the Closing Date for each test date.

                             Notwithstanding the foregoing, if after 3 years the current Mezzanine and Subordinate Percentage is equal to two times the initial Mezzanine and Subordinate Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Mezzanine and Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to February 2006, 20% of the aggregate principal balance of the Mezzanine and Subordinate Certificates as of the Closing Date or b) after February 2006, 30% of the aggregate principal balance of the Mezzanine and Subordinate Certificates as of the Closing Date, then prepayments will be allocated on a pro rata basis between the Senior Certificates on the one hand and the Mezzanine and Subordinate Certificates on the other.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                             If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses:        Realized Losses on the Mortgage Loans will be
                             allocated to the most junior class of Certificates outstanding beginning with the Class B-6
                             Certificates, until the Certificate Principal
                             Balance of Class B Certificates has been reduced to zero. Thereafter, Realized Losses on the Mortgage
                             Loans will be allocated to the Class M-1
                             Certificates until zero and then to the Class A
                             Certificates on a pro rata basis.

                             Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro-rata basis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

--------------------------------------------------------------------------------
                                                               February 20, 2003
Bear, Stearns & Co. Inc.          WaMu 2003-AR2 Final                11:03AM EST
dcalamar                                                             Page 1 of 4
--------------------------------------------------------------------------------

                                                      WaMu 2003-AR2 Total
------------------------------------------------------------------------------------------------------------------------------
                              Pct of
                 Total        overall
                CURRENT       CURRENT
IO    Count     BALANCE       BALANCE   GWAC    NWAC    Avg Bal   Wa Gr. Margin  WA Max Rate  WA Orig Term  Age   WAM   WA LTV
------------------------------------------------------------------------------------------------------------------------------
N      196    96,450,876.36    21.29    5.425   4.999   492,096       2.752         10.437        360        2    358    65.32
------------------------------------------------------------------------------------------------------------------------------
Y      478   356,621,520.56    78.71    5.260   4.833   746,070       2.749         10.262        360        2    358    61.92
------------------------------------------------------------------------------------------------------------------------------
TOTAL  674   453,072,396.92   100.00    5.295   4.869   672,214       2.750         10.299        360        2    358    62.65
------------------------------------------------------------------------------------------------------------------------------

IO      Wa Fico   Mo Roll   Min Bal    Max Bal    Init Cap   Per Cap
--------------------------------------------------------------------
N         729       58      321,542   1,047,802    5.000      2.000
--------------------------------------------------------------------
Y         750       58      280,378   1,500,000    5.000      2.000
--------------------------------------------------------------------
TOTAL     746       58      280,378   1,500,000    5.000      2.000
--------------------------------------------------------------------

                                Current Balance
                     -----------------------------------
                     CURRENT BALANCE         Total Group
                     -----------------------------------
                       200,001 -   300,000      0.06
                     -----------------------------------
                       300,001 -   400,000      9.84
                     -----------------------------------
                       400,001 -   500,000     11.98
                     -----------------------------------
                       500,001 -   600,000     10.23
                     -----------------------------------
                       600,001 -   700,000     14.15
                     -----------------------------------
                       700,001 -   800,000     11.64
                     -----------------------------------
                       800,001 -   900,000      6.66
                     -----------------------------------
                       900,001 - 1,000,000     12.29
                     -----------------------------------
                     1,000,001 - 1,100,000      7.72
                     -----------------------------------
                     1,100,001 - 1,200,000      3.84
                     -----------------------------------
                     1,200,001 - 1,300,000      2.54
                     -----------------------------------
                     1,300,001 - 1,400,000      4.49
                     -----------------------------------
                     1,400,001 - 1,500,000      4.57
                     -----------------------------------
                     TOTAL                    100.00
                     -----------------------------------

                                Loan to Value
                           ----------------------
                           LOAN TO VALUE    Total
                           ----------------------
                            0.00 - 30.00     3.50
                           ----------------------
                           30.01 - 40.00     5.17
                           ----------------------
                           40.01 - 50.00    11.58
                           ----------------------
                           50.01 - 55.00     6.31
                           ----------------------
                           55.01 - 60.00     9.05
                           ----------------------
                           60.01 - 65.00    13.07
                           ----------------------
                           65.01 - 70.00    18.55
                           ----------------------
                           70.01 - 75.00    19.67
                           ----------------------
                           75.01 - 80.00    12.77
                           ----------------------
                           85.01 - 90.00     0.19
                           ----------------------
                           90.01 - 95.00     0.16
                           ----------------------
                           TOTAL           100.00
                           ----------------------

                                Gross Rate
                       ----------------------------
                       CURRENT GROSS COUPON   Total
                       ----------------------------
                       4.501 - 5.000          9.35
                       ----------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
                                                               February 20, 2003
Bear, Stearns & Co. Inc.          WaMu 2003-AR2 Final                11:03AM EST
dcalamar                                                             Page 2 of 4
--------------------------------------------------------------------------------

                                Gross Rate
                       -----------------------------
                       CURRENT GROSS COUPON    Total
                       -----------------------------
                       5.001 - 5.500           81.52
                       -----------------------------
                       5.501 - 6.000            8.91
                       -----------------------------
                       6.001 - 6.500            0.22
                       -----------------------------
                       TOTAL                  100.00
                       -----------------------------

                                Credit Score
                           ---------------------
                           FICO            Total
                           ---------------------
                           600 - 649        1.99
                           ---------------------
                           650 - 699        5.53
                           ---------------------
                           700 - 749       42.52
                           ---------------------
                           750 - 799       47.59
                           ---------------------
                           800 - 849        2.37
                           ---------------------
                           TOTAL          100.00
                           ---------------------

                               Original Term
                       -----------------------------
                       STATED ORIGINAL TERM    Total
                       -----------------------------
                       359                     0.24
                       -----------------------------
                       360                     99.76
                       -----------------------------
                       TOTAL                  100.00
                       -----------------------------

                                  Gross Margin
                       ----------------------------
                       GROSS COUPON MARGIN    Total
                       ----------------------------
                       2.600                   0.48
                       ----------------------------
                       2.730                   0.16
                       ----------------------------
                       2.750                  99.02
                       ----------------------------
                       2.850                   0.24
                       ----------------------------
                       3.125                   0.09
                       ----------------------------
                       TOTAL                 100.00
                       ----------------------------

                                  Maximum Rate
                         ------------------------
                         MAX RATE           Total
                         ------------------------
                          9.500-   9.999     1.91
                         ------------------------
                         10.000-  10.499    77.98
                         ------------------------
                         10.500-  10.999    19.38
                         ------------------------
                         11.000-  11.499     0.64
                         ------------------------
                         11.500-  11.999     0.08
                         ------------------------
                         TOTAL             100.00
                         ------------------------

                                  State
                              -------------
                              STATE   Total
                              -------------
                              AZ      1.36
                              -------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
                                                               February 20, 2003
Bear, Stearns & Co. Inc.          WaMu 2003-AR2 Final                11:03AM EST
dcalamar                                                             Page 3 of 4
--------------------------------------------------------------------------------
                                         State
                                    --------------
                                    STATE    Total
                                    --------------
                                     CA      63.05
                                    --------------
                                     CO       1.32
                                    --------------
                                     CT       2.63
                                    --------------
                                     DC       0.19
                                    --------------
                                     FL       2.74
                                    --------------
                                     GA       1.23
                                    --------------
                                     ID       0.13
                                    --------------
                                     IL       3.51
                                    --------------
                                     KY       0.08
                                    --------------
                                     MA       2.43
                                    --------------
                                     MD       0.89
                                    --------------
                                     MI       0.73
                                    --------------
                                     NC       0.67
                                    --------------
                                     NJ       2.11
                                    --------------
                                     NV       0.22
                                    --------------
                                     NY      10.57
                                    --------------
                                     OH       0.23
                                    --------------
                                     OR       0.86
                                    --------------
                                     PA       0.33
                                    --------------
                                     SC       0.50
                                    --------------
                                     TX       0.24
                                    --------------
                                     UT       0.09
                                    --------------
                                     VA       0.80
                                    --------------
                                     WA       3.02
                                    --------------
                                     WI       0.07
                                    --------------
                                    TOTAL   100.00
                                    --------------

                                   Remaining Term
                              -----------------------
                              REMAINING TERM    Total
                              -----------------------
                              349 - 354          0.72
                              -----------------------
                              355 - 360         99.28
                              -----------------------
                              TOTAL            100.00
                              -----------------------

                                     Purpose
                            ---------------------------
                            LOAN PURP             Total
                            ---------------------------
                            Cash Out/Refinance    33.60
                            ---------------------------
                            Purchase              16.36
                            ---------------------------
                            Rate/Refinance        50.04
                            ---------------------------
                            TOTAL                100.00
                            ---------------------------

                                    Occupancy
                              ----------------------
                              OCCTYPE          Total
                              ----------------------
                              Owner Occupied   94.85
                              ----------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
                                                               February 20, 2003
Bear, Stearns & Co. Inc.          WaMu 2003-AR2 Final                11:03AM EST
dcalamar                                                             Page 4 of 4
--------------------------------------------------------------------------------

                                    Occupancy
                              --------------------
                              OCCTYPE        Total
                              --------------------
                              Second Home     5.15
                              --------------------
                              TOTAL         100.00
                              --------------------

                                 Property Type
                             ----------------------
                             PROPTYPE         Total
                             ----------------------
                             Co-op             0.11
                             ----------------------
                             Condo             7.69
                             ----------------------
                             Single Family    92.20
                             ----------------------
                             TOTAL           100.00
                             ----------------------

                                 Months to Roll
                                ----------------
                                MO ROLL    Total
                                ----------------
                                53          0.24
                                ----------------
                                54          0.30
                                ----------------
                                55          3.26
                                ----------------
                                56          9.15
                                ----------------
                                57         11.14
                                ----------------
                                58         75.92
                                ----------------
                                TOTAL     100.00
                                ----------------

                                   Documentaion
                              ----------------------
                              DOCTYPE          Total
                              ----------------------
                              Full Docs        44.59
                              ----------------------
                              Reduced Docs     55.41
                              ----------------------
                              TOTAL           100.00
                              ----------------------

                                    Index Type
                                 -----------------
                                 IND TYPE    Total
                                 -----------------
                                 1 YR CMT   100.00
                                 -----------------
                                 TOTAL      100.00
                                 -----------------

                                      Prepay
                                -------------------
                                PREPAY PEN    Total
                                -------------------
                                  0           84.34
                                -------------------
                                  1            2.44
                                -------------------
                                  3           13.22
                                -------------------
                                  TOTAL      100.00
                                -------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.